UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2024
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
As described in Item 5.07 below, at the Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”) held on May 2, 2024 (the “2024 Annual Meeting”), Cadence stockholders approved an amendment of Cadence’s Restated Certificate of Incorporation (the “Charter”) regarding stockholder action by written consent in lieu of a meeting (the “Written Consent Amendment”). The Board of Directors of Cadence (the “Board”) approved, adopted and declared advisable the Written Consent Amendment on February 2, 2024. The Written Consent Amendment includes procedural and other requirements regarding stockholder action by written consent.
A more detailed description of the Written Consent Amendment was set forth in Cadence’s Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on March 21, 2024 (the “Proxy Statement”), under the heading “Proposal 4: Approval and Adoption of the Amendment of the Restated Certificate of Incorporation Regarding Stockholder Action by Written Consent” and is incorporated herein by reference. The foregoing summary and the summary set forth in the Proxy Statement do not purport to be a complete description of the Written Consent Amendment. They are qualified in their entirety by reference to the text of the Written Consent Amendment, which is set forth in Appendix C to the Proxy Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(e) Departing Officer

Effective May 6, 2024, Neil Zaman will no longer serve as Senior Vice President of Worldwide Field Operations and Chief Revenue Officer of Cadence. Cadence has entered into a Transition and Release Agreement with Mr. Zaman. During the transition period through May 12, 2025, Mr. Zaman will serve as a Senior Advisor and will provide services and support to Cadence. Under the Transition and Release Agreement, in connection with his termination without cause, Mr. Zaman will receive compensation and benefits for transition services consistent with the compensation and benefits provided under Cadence’s previously disclosed Executive Severance Plan. Under the terms of the Transition and Release Agreement, Mr. Zaman will also execute customary releases and will be subject to customary restrictive covenants. Paul Scannell has been promoted to Senior Vice President of Worldwide Field Operations.

(e) Amendment and Restatement of Employee Stock Purchase Plan
As described in Item 5.07 below, at the 2024 Annual Meeting, Cadence stockholders approved the amendment and restatement of the Cadence Design Systems, Inc. Amended and Restated Employee Stock Purchase Plan (the “Amended and Restated ESPP”). On February 2, 2024, subject to stockholder approval, the Board approved the Amended and Restated ESPP. The Amended and Restated ESPP includes the following material changes: (i) increases the number of shares of common stock authorized for issuance under the ESPP by 3,500,000 shares for a total of 81,500,000 shares authorized under the Amended and Restated ESPP; (ii) allows the Board or the Compensation Committee to delegate some or all of its administrative authority under the Amended and Restated ESPP to Cadence officers or other persons to the extent permitted under applicable law; and (iii) aligns the “Change in Control” definition with the definition used under Cadence’s Omnibus Equity Incentive Plan.
A more detailed description of the Amended and Restated ESPP was set forth in the Proxy Statement, under the heading “Proposal 2: Approval of the Amended and Restated Employee Stock Purchase Plan” and is incorporated herein by reference. The foregoing summary and the summary set forth in the Proxy Statement do not purport to be a complete description of the Amended and Restated ESPP. They are qualified in their entirety by reference to the text of the Amended and Restated ESPP, which is set forth in Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting, Cadence stockholders voted on the following proposals, which are described in detail in the Proxy Statement.
1.A proposal to elect the nine directors named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the director’s earlier death, resignation or removal. Each of the nine director nominees named in the Proxy Statement was elected as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark W. Adams	215,806,166	6,084,152	393,635	18,764,157
Ita Brennan	216,768,980	4,034,604	1,480,369	18,764,157
Lewis Chew	218,910,263	2,998,450	375,240	18,764,157
Anirudh Devgan	220,895,497	1,042,998	345,458	18,764,157
ML Krakauer	215,835,703	6,050,243	398,007	18,764,157
Julia Liuson	212,309,538	9,596,870	377,545	18,764,157
Dr. James D. Plummer	213,429,845	8,295,649	558,459	18,764,157
Dr. Alberto Sangiovanni-Vincentelli	211,977,204	9,954,466	352,283	18,764,157
Young K. Sohn	220,461,486	1,442,530	379,937	18,764,157
2.A proposal to approve the amendment and restatement of the Amended and Restated ESPP. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
221,740,802	155,359	387,792	18,764,157
3.A proposal to approve the amendment of the Charter to limit monetary liability of certain officers as permitted by law. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
190,420,427	31,419,079	444,447	18,764,157

4.A proposal to approve the amendment of the Charter regarding stockholder action by written consent. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
148,359,101	73,278,652	646,200	18,764,157

5.An advisory resolution to approve named executive officer compensation. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
198,397,919	22,847,085	1,038,949	18,764,157

6.A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 31, 2024. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
240,127,403	437,997	482,710	N/A

7.A stockholder proposal regarding vote on golden parachutes. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
14,557,989	204,459,650	3,266,314	18,764,157

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Cadence Design Systems, Inc., effective May 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2024

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Karna Nisewaner
Karna Nisewaner
General Counsel and Corporate Secretary